                                                                   EXHIBIT 10.2


                                PLEDGE AGREEMENT


                 PLEDGE AGREEMENT, dated as of August 7, 1996, among ORBCOMM Global, L.P., a Delaware limited partnership ("Global"), ORBCOMM Global Capital Corp., a Delaware corporation ("Capital" and, together with Global, the "Pledgors") and Marine Midland Bank, as collateral agent (the "Collateral Agent"), for the holders of the Notes (as defined herein). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Indenture (as defined herein).

                              W I T N E S S E T H:

                 WHEREAS, the Pledgors and the Trustee have entered into that certain Indenture dated as of August 7, 1996 (as amended, restated, supplemented or otherwise modified from time to time, the "Indenture"), pursuant to which the Pledgors are issuing $170,000,000 in aggregate principal amount of their 14% Senior Notes due 2004 (the "Notes");

                 WHEREAS, the Pledgors have agreed, pursuant to a Purchase Agreement dated August 2, 1996 by and among the Pledgors, Teleglobe Mobile Partners, Orbital Communications Corporation, ORBCOMM USA, L.P., ORBCOMM International Partners, L.P., Bear, Stearns & Co. Inc., J.P. Morgan Securities Inc. and RBC Dominion Securities Corporation, to (i) purchase a portfolio of Government Securities initially consisting of those securities listed on Exhibit A hereto (together with any replacement or substitute securities, the "Pledged Securities") in an amount sufficient, upon receipt of the scheduled interest and principal payments in respect of the Pledged Securities, in the opinion of a nationally recognized firm of independent certified public accountants selected by the Pledgors, to provide for payment of the first four scheduled interest payments due on the Notes, and (ii) place the Pledged Securities in the Pledge Account (as defined herein) held by the Collateral Agent for the benefit of the holders of the Notes;

                 WHEREAS, the Pledgors are to be the sole legal and beneficial owners of the Pledged Securities; and

                 WHEREAS, to secure the payment and performance by the Pledgors of their respective obligations under the Indenture and the Notes (collectively, the "Obligations"), the Pledgors have agreed to pledge to the Collateral Agent for its benefit and the ratable benefit of the holders of the Notes a security interest in the Pledged Securities and the Pledge Account and execute and deliver this Pledge Agreement.

                 NOW, THEREFORE, the parties hereto hereby agree as follows:
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                 1.       Pledge and Grant of Security Interest.

                 The Pledgors hereby pledge to the Collateral Agent for the ratable benefit of the holders of the Notes, and grant to the Collateral Agent for the ratable benefit of the holders of the Notes, a continuing first priority security interest in and to (i) all of the Pledgors' right, title and interest in the Pledged Securities and the Pledge Account, (ii) all certificates or other evidence of ownership representing the Pledged Securities and the Pledge Account, and (iii) all products and proceeds of any of the Pledged Securities, including, without limitation, all dividends, interest, principal payments, cash, options, warrants, rights, instruments, subscriptions and other property or proceeds from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of the Pledged Securities (collectively, the "Collateral").

                 2.       Security for Obligations.

                 This Pledge Agreement and the Collateral secure the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations.

                 3. Delivery of Collateral; Pledge Account; Interest; Substitution of Collateral.

                 (a) All certificates or instruments representing or evidencing the Pledged Securities shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer and delivery, or shall be accompanied by instruments of transfer or assignment duly executed in blank all in form and substance satisfactory to the Collateral Agent or shall be delivered to the Collateral Agent through the book-entry facilities of the applicable depositary.

                 (b) Concurrently with the execution and delivery of this Pledge Agreement, the Collateral Agent shall establish an account entitled the "ORBCOMM PLEDGE ACCOUNT" for the deposit of the Pledged Securities (the "Pledge Account") at its office at 140 Broadway, 12th Floor, New York, New York. Subject to the other terms and conditions of this Pledge Agreement, all funds or other property accepted by the Collateral Agent pursuant to this Pledge Agreement shall be held in the Pledge Account for the ratable benefit of the holders of the Notes. The Pledged Securities shall be registered in the name of the Collateral Agent or its custodian, as collateral agent for the benefit of the holders of the Notes, and the proceeds of any such Pledged Securities shall remain on deposit in the Pledge Account until withdrawn in accordance with this Agreement. If and to the extent the Pledged Securities comprise certificated securities (as defined in Section 8-102 of the Uniform Commercial Code in the State of New York), such securities shall be registered in the name of the


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Collateral Agent or its custodian, as collateral agent for the benefit of the holders of the Notes, and possession thereof shall be maintained by the Collateral Agent within the State of New York.

                 (c) All interest earned on or other distributions or amounts paid with respect to any Collateral shall be retained in the Pledge Account and may be reinvested from time to time pending disbursement pursuant to the terms hereof.

                 (d) At any time while this Pledge Agreement is in force, the Pledgors may, on at least two Business Days prior written notice to the Collateral Agent,substitute Marketable Securities for the Government Securities originally pledged as collateral hereunder; provided, however, that any Marketable Securities so substituted must have a value (measured at the date of substitution) as certified to the Collateral Agent by a nationally recognized firm of independent certified public accountants selected by the Pledgors, at least equal to 125% of the amount of any of the first four scheduled interest payments on the Notes that are unpaid (or the pro rata portion of such interest payments equal to the percentage of such interest payments to be secured by such Marketable Securities) as of the date such Marketable Securities are proposed to be substituted as security for the Obligations. Concurrently with such substitution, each of the Pledgors shall deliver to the Collateral Agent an Officers' Certificate reaffirming the representations and warranties set forth in Section 5 hereof.

                 (e) Pending disbursement of funds from the Pledge Account pursuant to the terms hereof, the Collateral Agent may reinvest any interest or other amounts received in respect of the Pledged Securities in money market deposit accounts issued or offered by an Eligible Institution, which may be Marine Midland Bank; provided that any monies so reinvested and the securities acquired thereby shall be (i) held as Collateral in the Pledge Account, (ii) subject in all respects to the security interest created hereby and (iii) otherwise subject to the terms hereof.

                 4.       Disbursements.

                 (a) Not less than five Business Days prior to the date of any of the first four scheduled interest payments due on the Notes, the Pledgors may direct the Collateral Agent in writing to transfer from the Pledge Account to the Trustee in its capacity as Paying Agent, funds necessary to provide for payment in full or of any portion of the next scheduled interest payment on the Notes. Upon receipt of such written request, the Collateral Agent shall take such action as is necessary to provide for the payment of such interest payment on the Notes directly to the Trustee as Paying Agent from proceeds of the Pledged Securities held in the Pledge Account.





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                 (b)      If the Pledgors elect to pay any of the first four
scheduled interest payments (or portion thereof) on the Notes from a source of funds other than the Pledge Account (the "Pledgors' Funds"), then the Pledgors may on at least two Business Days' prior written notice and, after payment in full of such interest payment, direct the Collateral Agent in writing to release to the Pledgors or as they may direct an amount of funds from the Pledge Account less than or equal to the amount of Pledgors' Funds so expended. Upon receipt of such written direction from the Pledgors, together with the certificate described in the following sentence, the Collateral Agent shall take such action as is necessary to provide for the payment to the Pledgors of the amount requested from the Pledge Account. Prior to any release of funds to the Pledgors from the Pledge Account pursuant to this Section 4(b), each of the Pledgors shall deliver to the Collateral Agent an Officers' Certificate stating that such use of Pledgors' Funds has been duly authorized by all necessary partnership or corporate action, as the case may be, does not contravene or constitute a default under any provision of applicable law, regulation or the partnership agreement or certificate of incorporation, as the case may be, of such Pledgor, or of any material agreement, judgment, injunction, order, decree or other instrument binding upon such Pledgor, and does not result in the creation or imposition of any Lien on any asset of such Pledgor.

                 (c) If at any time the amount of Pledged Securities exceeds (i) for so long as the Pledged Securities consist solely of Government Securities, 100% of the amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants selected by the Pledgors, to provide for payment in full of the first four scheduled interest payments due on the Notes (or, in the event any interest payments have been made on the Notes, an amount sufficient to provide for payment in full of all interest payments then remaining up to and including the fourth scheduled interest payment), and (ii) if at any time Marketable Securities have been substituted for any Government Securities, 125% of the amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants selected by the Pledgors, to provide for payment in full (or such pro rata portion as is equal to the percentage of such interest payments then secured by Marketable Securities) of the first four scheduled interest payments due on the Notes (or, in the event any interest payments have been made on the Notes, an amount sufficient to provide for payment in full of all interest payments then remaining up to and including the fourth scheduled interest payment), the Pledgors may direct the Collateral Agent in writing to release to the Pledgors or as they direct an amount less than or equal to such excess. Upon receipt of such written direction from the Pledgors, together with the opinion of a nationally recognized firm of independent certified public accountants with respect to the value of the Pledged Securities, the Collateral Agent shall take such action as is necessary to provide for the payment to the Pledgors of the amount requested from the Pledge Account.





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                 (d)      Upon payment in full of the first four scheduled
interest payments on the Notes, the security interest in the Collateral evidenced by this Pledge Agreement shall terminate and be of no further force and effect. Furthermore, upon release of any Collateral from the Pledge Account in accordance with the terms of this Pledge Agreement, the security interest evidenced by this Pledge Agreement in the Collateral so released shall terminate and be of no further force and effect.

                 5.       Representations and Warranties.

                 Each of the Pledgors hereby, jointly and severally, represents and warrants that:

                 (a) The execution, delivery and performance by such Pledgor of this Pledge Agreement has been duly authorized by such Pledgor and does not contravene or constitute a default under any provision of applicable law, regulation or the partnership agreement or certificate of incorporation, as the case may be, of such Pledgor, or of any judgment, injunction, order, decree or any material agreement or instrument binding upon such Pledgor, and does not result in the creation or imposition of any Lien on any asset of such Pledgor, except for the security interests granted under this Pledge Agreement.

                 (b) No financing statement covering the Pledged Securities is on file in any public office, other than financing statements filed pursuant to this Pledge Agreement.

                 (c) Upon the delivery to the Collateral Agent of the certificates, if any, representing the Pledged Securities, any filing of financing statements required by the Uniform Commercial Code (the "UCC") and notation on the records of the Collateral Agent that it holds the Pledged Securities as pledgee, the pledge of the Collateral pursuant to this Pledge Agreement constitutes a valid and perfected first priority security interest in and to the Collateral, securing the payment and performance of the Obligations for the ratable benefit of the holders of the Notes, enforceable as such against all creditors of such Pledgor and any persons purporting to purchase any of the Collateral from such Pledgor.

                 (d) No consent of any other person and no consent, authorization, approval, or other action by, and no notice to or filing with, any governmental authority or regulatory body, is required either (i) for the pledge by such Pledgor of the Collateral pursuant to this Pledge Agreement or for the execution, delivery or performance of this Pledge Agreement by such Pledgor (except for any filings and notations necessary to perfect the security interest created hereby in the Collateral) or (ii) for the exercise by the Collateral Agent of the rights provided for in this Pledge Agreement or the remedies in respect of the Collateral pursuant to this Pledge Agreement.





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                 (e)      The pledge of the Collateral pursuant to this Pledge
Agreement is not prohibited by any applicable law or government regulation, release, interpretation or opinion of the Board of Governors of the Federal Reserve System or other regulatory agency (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System).

                 6.       Further Assurances.

                 Each of the Pledgors agrees to promptly take such actions and to execute and deliver or cause to be executed and delivered, or use its best efforts to procure, such stock or bond powers, proxies, assignments, instruments and such other or different writings as the Collateral Agent may reasonably request, all in form and substance satisfactory to the Collateral Agent, deliver any instruments to the Collateral Agent and take any other actions that are necessary or, in the opinion of the Collateral Agent, desirable, to perfect, continue the perfection of, confirm and assure the first priority of the Collateral Agent's security interest in the Collateral, to protect the Collateral against the rights, claims or interests of third persons, or to otherwise effect the purposes of this Pledge Agreement. Notwithstanding the foregoing, the Collateral Agent shall have no duty or obligation to ensure the maintenance or perfection of any security interest hereunder.

                 7.       Covenants.

                 Each of the Pledgors covenants and agrees with the Collateral Agent and the holders of the Notes from and after the date of this Pledge Agreement until the earlier of payment in full in cash of (A) each of the first four scheduled interest payments due on the Notes under the terms of the Indenture or (B) all Obligations due and owing under the Indenture and the Notes in the event such Obligations become due and payable prior to the payment of the first four scheduled interest payments on the Notes, as follows:

                 (a) Each of the Pledgors agrees that it (i) will not sell or otherwise dispose of, or grant any option or other interest with respect to, any of the Collateral, (ii) will not create or permit to exist any Lien upon or with respect to any of the Collateral, except for the Liens created pursuant to this Pledge Agreement, and (iii) will at all times, together with the other Pledgor, be the sole beneficial owner of the Collateral.

                 (b) Each of the Pledgors agrees that it will not (i) enter into any agreement or understanding that purports to or may restrict or inhibit the Collateral Agent's rights or remedies hereunder, including, without limitation, the Collateral Agent's right to sell or otherwise dispose of the Collateral, or (ii) with regard to the Collateral, fail to pay or discharge any tax, assessment or levy of





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any nature due with respect thereto later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment.

                 8.       Power of Attorney.

                 (a) The Pledgors hereby appoint and constitute the Collateral Agent as the Pledgors' attorney-in-fact to exercise to the fullest extent permitted by law all of the following powers upon and at any time after the occurrence and during the continuance of an Event of Default:

                 (i)      collection of proceeds of any Collateral;

                 (ii) conveyance of any item of Collateral to any purchaser thereof as specified herein;

                 (iii) giving of any notices or recording of any Liens pursuant to Section 6 hereof;

                 (iv)     making any payments or taking any acts pursuant to
Section 9 hereof; and

                 (v) paying or discharging taxes or Liens levied or placed upon the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, and any such payments made by the Collateral Agent shall become Obligations of the Pledgors to the Collateral Agent, due and payable immediately upon demand.

                 (b) The Collateral Agent's authority under this Section 8 shall include, without limitation, the authority to endorse and negotiate any checks or instruments representing proceeds of Collateral in the name of the Pledgors, execute and give receipt for any certificate of ownership or any document constituting Collateral, transfer title to any item of Collateral, to the extent permitted by applicable law, sign the Pledgors' names on all financing statements or any other documents deemed necessary or appropriate by the Collateral Agent to preserve, process or perfect the security interest in the Collateral, and to file the same, and to prepare, sign the Pledgors' names and file any notice of Lien, and to take any other actions arising from or incident to the powers granted to the Collateral Agent in this Pledge Agreement. This power of attorney is coupled with an interest and shall be irrevocable by the Pledgors.

                 9.       Collateral Agent May Perform.

                 If the Pledgors fail to perform any agreement contained herein, the Collateral Agent may, but shall not be obligated to, itself perform or cause performance of such agreement, and the reasonable expenses incurred by or on





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behalf of the Collateral Agent in connection therewith shall be payable by the
Pledgors under Section 13 hereof.

                 10.      No Assumption of Duties; Reasonable Care.

                 The rights and powers granted to the Collateral Agent hereunder are being granted in order to preserve and protect the security interest of the Collateral Agent and the holders of Notes in and to the Collateral granted hereby and shall not be interpreted to, and shall not, impose any duties on the Collateral Agent in connection therewith other than those imposed under applicable law.

                 11.      Indemnity.

                 The Pledgors shall jointly and severally indemnify, defend and hold harmless the Collateral Agent and its directors, officers, agents and employees from and against all claims, actions, obligations, losses, liabilities and expenses, including costs, fees and disbursements of counsel, the costs of investigations, and claims for damages, arising from the Collateral Agent's performance under this Pledge Agreement, except insofar as the same may have been caused by the bad faith, gross negligence or willful misconduct of such indemnified person. The obligations of the Pledgors under this Section 11 shall survive the resignation or removal of the Collateral Agent and the termination of this Agreement.

                 12.      Remedies upon Event of Default.

                 If an Event of Default shall have occurred:

                 (a) The Collateral Agent shall have and may exercise with reference to the Collateral any or all of the rights and remedies of a secured party under the UCC in effect in the State of New York, and as otherwise granted herein or under any other applicable law or under any other agreement now or hereafter in effect executed by Pledgors, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, or otherwise utilize the Collateral and any part or parts thereof, in any manner authorized or permitted under said UCC after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys' fees and expenses thereby incurred by the Collateral Agent and toward payment of the Obligations in such order or manner as the Collateral Agent may elect. Specifically, and without limiting the foregoing, the Collateral Agent shall have the right to take possession of all or any part of the Collateral or any security therefor and of all books, records, papers and documents of the Pledgors or in the Pledgors' possession or control relating to the Collateral that are not already in the Collateral Agent's possession, and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the





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same therefrom without any liability for trespass or damages thereby occasioned. To the extent permitted by law, the Pledgors expressly waive any notice of sale or other disposition of the Collateral and all other rights or remedies of the Pledgors or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of the Collateral Agent existing after Default or Event of Default hereunder. To the extent any such notice is required and cannot be waived, the Pledgors agree that if such notice is given in the manner provided in Section 17 hereof at least three days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale. The Pledgors further agree to use their best efforts to do or cause to be done all such other acts as may be necessary to effect the intention of this Section 12.

                 (b) All rights to marshalling of assets of the Pledgors, including any such right with respect to the Collateral, are hereby waived by the Pledgors. The Pledgors shall not contest or support any other person in contesting the validity or priority of the security interests created under this Pledge Agreement.

                 13.      Fees and Expenses.

                 The Pledgors shall, upon demand, pay to the Collateral Agent the amount of its fees (which shall be in an amount previously agreed by the Pledgors and the Collateral Agent) and any and all reasonable expenses (including, without limitation, the reasonable fees, expenses and disbursements of counsel, experts and agents retained by the Collateral Agent) that the Collateral Agent may incur in connection with (i) the administration of this Pledge Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent and the holders of the Notes hereunder, or (iv) the failure by the Pledgors to perform or observe any of the provisions hereof.

                 14.      Security Interest Absolute.

                 All rights of the Collateral Agent and the holders of the Notes, and the security interests created hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

                 (a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

                 (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;





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                 (c)      any exchange, surrender, release or non-perfection of
any Liens on any other collateral for all or any of the Obligations; or

                 (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgors in respect of the Obligations or of this Pledge Agreement.

                 15.      Continuing Security Interest; Termination.

                 (a) This Pledge Agreement shall create a continuing security interest in and to the Collateral and shall, unless otherwise provided in the Indenture or in this Pledge Agreement, remain in full force and effect until the earlier of payment in full of (i) each of the first four scheduled interest payments due on the Notes under the terms of the Indenture or (ii) all Obligations due and owing under the Indenture and the Notes in the event such Obligations become payable prior to the payment of the first four scheduled interest payments on the Notes. This Pledge Agreement shall be binding upon the Pledgors, their successors and assigns, and shall inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and the holders of the Notes and their respective successors, transferees and assigns.

                 (b) This Pledge Agreement shall terminate upon the earlier of payment in full in cash of (i) each of the first four scheduled interest payments due on the Notes under the terms of the Indenture or (ii) all Obligations due and owing under the Indenture and the Notes in the event such Obligations become payable prior to the payment of the first four scheduled interest payments on the Notes. At such time, the Collateral Agent shall, at the written request of the Pledgors, reassign and redeliver to the Pledgors all of the Collateral hereunder that has not been sold, disposed of, retained or applied by the Collateral Agent in accordance with the terms of this Pledge Agreement and the Indenture. Such reassignment and redelivery shall be without warranty (either express or implied) by or recourse to the Collateral Agent, except as to the absence of any prior assignments by the Collateral Agent of its interest in the Collateral, and shall be at the expense of the Pledgors.

                 16.      Authority of the Collateral Agent.

                 (a) The Collateral Agent shall have and be entitled to exercise all powers hereunder that are specifically granted to the Collateral Agent by the terms hereof, together with such powers as are reasonably incident thereto. The Collateral Agent may perform any of its duties hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters. None of the Collateral Agent, any director, officer, employee, attorney or agent of the Collateral Agent nor the holders of the Notes shall be liable to the Pledgors for any action taken or omitted to be taken by it or them





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
hereunder, except for its or their own bad faith, gross negligence or willful misconduct, nor shall the Collateral Agent be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished pursuant hereto. The Collateral Agent and its directors, officers, employees, attorneys and agents shall be entitled to rely on any communication, instrument or document believed by it or them to be genuine and correct and to have been signed or sent by the proper Person or Persons.

                 (b) The Pledgors acknowledge that the rights and responsibilities of the Collateral Agent under this Pledge Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Collateral Agent and the holders of the Notes, be governed by the Indenture and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and the Pledgors, the Collateral Agent shall be conclusively presumed to be acting as agent for the holders of the Notes with full and valid authority so to act or refrain from acting, and the Pledgors shall not be obligated or entitled to make any inquiry respecting such authority.

                 (c) The Collateral Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and no implied covenants or obligations shall be read in this Agreement against the Collateral Agent. The Collateral Agent shall not be deemed to have knowledge of an Event of Default under the Indenture unless informed in writing by any Pledgor or the holder of any Note.

                 (d) The Collateral Agent shall not be required to exercise any remedies hereunder unless requested in writing to do so by the holders of majority in principal amount of the outstanding Notes and only if furnished with indemnity satisfactory to the Collateral Agent. The Collateral Agent may consult with counsel and shall not be liable for any action taken in good faith in reliance upon advice of counsel except for gross negligence or willful misconduct. The Collateral Agent makes no representation or warranty and shall have not responsibility concerning the value or validity of the Collateral or the validity or perfection of the pledge thereof.

                 (e) The Collateral Agent may at any time on 30 days notice to the Pledgors and the holders of the Notes resign hereunder. Upon any such resignation the Pledgors jointly shall promptly appoint another financial institution to act as Collateral Agent hereunder and such resignation shall become effective upon the acceptance of the appointment by the successor.

                 (f) The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession





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if the Collateral is accorded treatment substantially equal to that which an ordinary person accords its own property, it being understood that neither the Collateral Agent nor the holders of the Notes shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any such Person has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

                 17.      Notices.

                 Any communication, notice or demand to be given hereunder shall be duly given hereunder if given in the form and manner, and delivered to their address set forth in the Indenture, or in such other form and manner or to such other address as shall be designated by any party hereto to each other party hereto in a written notice delivered in accordance with the terms of the Indenture.

                 18.      No Waiver; Cumulative Rights.

                 No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Collateral Agent of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to the Collateral Agent or allowed it by law or other agreement shall be cumulative and not exclusive the one of any other, and may be exercised by the Collateral Agent from time to time.

                 19.      Benefits of Pledge Agreement.

                 Nothing in this Pledge Agreement, whether express or implied, shall give to any Person other than the parties hereto and their successors hereunder, and the holders of the Notes, any benefit or any legal or equitable right, remedy or claim under this Pledge Agreement.

                 20. Applicable Law; Consent to Jurisdiction; Waiver of Jury Trial.

                 (a) THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. TO INDUCE THE COLLATERAL AGENT TO ENTER INTO THIS PLEDGE AGREEMENT, THE PLEDGORS HEREBY IRREVOCABLY AGREE THAT, SUBJECT TO THE COLLATERAL AGENT'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS THAT IN ANY MANNER ARISE OUT OF OR IN

CONNECTION WITH OR ARE IN ANY WAY RELATED TO THIS PLEDGE AGREEMENT SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK. THE PLEDGORS HEREBY CONSENT TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK. THE PLEDGORS HEREBY IRREVOCABLY CONSENT TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL TO THE PLEDGORS' NOTICE ADDRESS SPECIFIED HEREIN. THE PLEDGORS HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BETWEEN THE PLEDGORS AND THE COLLATERAL AGENT IN ACCORDANCE WITH THIS PARAGRAPH. EACH OF THE PLEDGORS AND THE COLLATERAL AGENT HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING THAT IN ANY MANNER ARISES OUT OF OR IN CONNECTION WITH OR IS IN ANY WAY RELATED TO THIS PLEDGE AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN.

                 (b) THE PROVISIONS OF THIS SECTION 20 ARE A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT ENTERING INTO THIS PLEDGE AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. THE PLEDGORS HEREBY ACKNOWLEDGE THAT THEY HAVE REVIEWED THE PROVISIONS OF THIS SECTION 20 WITH INDEPENDENT COUNSEL.

                 21.      Calculation of Interest.

                 For purposes of this Agreement, all calculations of the first four scheduled interest payments on the Notes shall be calculated on the basis that interest will accrue on the Notes at the rate of 14% per annum and will be payable semi-annually in arrears on February 15, 1997, August 15, 1997, February 15, 1998, and August 15, 1998, and no effect shall be given in such calculation to the Revenue Participation Interest, if any, or Liquidated Damages, if any, that may be payable on the Notes pursuant to the terms thereof.

                 22.      Execution in Counterparts.

                 This Pledge Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

                 23.      Settlement.

                 Amounts, if any, held in the Pledge Account pending settlement of purchase of the Pledged Securities shall constitute Collateral hereunder, shall be held by the Collateral Agent for the benefit of the Holders of the Notes and a portion thereof equal to the aggregate price paid for such Pledged Securities shall be released by the Collateral Agent (without further direction or instruction required from any other party hereto) against delivery of such Pledged Securities, and any excess funds remaining in the Pledge Account after giving effect to such settlement shall be promptly forwarded to Global at the following account:

                 Bank: First Union National Bank
                       Charlotte, NC
                 ABA No.:    05300219
                 Credit Trust Ledger No.: 465946
                 Account Name: ORBCOMM Global, L.P. Investment Account Account No: 7053291117





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